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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A into Apache Corporation's previously filed Registration Statements on Form S-3 (Nos. 33-51253 and 33-53129) and on Form S-8 (Nos. 33-53442, 33-37402, 33-31407, 33-59721 and
33-59723).

                                          ARTHUR ANDERSEN LLP

Houston, Texas
July 28, 1995